      As filed with the Securities and Exchange Commission on June 18, 1997

                                                      Registration No. 333-26349

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                  --------------------------------------------

                                Amendment No. 2
                                       to

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                  --------------------------------------------

                                  MODACAD, INC.
           (Name of small business issuer as specified in its charter)


           CALIFORNIA                                7372                              95-4145930
     (State or jurisdiction               Primary Standard Industrial               (I.R.S. Employer
of incorporation or organization)         Classification Code Number             Identification Number)

        1954 COTNER AVENUE, LOS ANGELES, CALIFORNIA 90025 (310) 312-6632 (Address and telephone number of principal executive offices and principal place of business)


                  --------------------------------------------

                                 JOYCE FREEDMAN
                                    PRESIDENT
                                  MODACAD, INC.
                               1954 COTNER AVENUE
                          LOS ANGELES, CALIFORNIA 90025
                                 (310) 312-6632
            (Name, address and telephone number of agent for service)

                  --------------------------------------------

                                   Copies to:
                             JOHN A. ST. CLAIR, ESQ.
                             ROBERT R. JESUELE, ESQ.
                             SYLVIA K. BURKS, ESQ.
                                COUDERT BROTHERS
                      1055 WEST SEVENTH STREET, 20TH FLOOR
                          LOS ANGELES, CALIFORNIA 90017
                                 (213) 688-9088

                  --------------------------------------------

                Approximate date of proposed sale to the public:
     From time to time after this Registration Statement becomes effective.


                  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

                                   SIGNATURES


         IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT, THE COMPANY CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS OF FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 2 TO REGISTRATION STATEMENT ON FORM S-3 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA, ON JUNE 16, 1997.

                                  MODACAD, INC.

                                  By: /s/ JOYCE FREEDMAN
                                      ----------------------------------
                                      Joyce Freedman, President

         IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT WAS SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


          Signature                                    Title                               Date
          ---------                                    -----                               ----
                                              President and Director                  June 16, 1997
/s/ JOYCE FREEDMAN                         (Principal Executive Officer)
-------------------------------------
       Joyce Freedman
                                            Vice President, Finance and               June 16, 1997
                                         Director (Principal Financial and
/s/ LEE FREEDMAN                                Accounting Officer)
-------------------------------------
        Lee Freedman

                                                   Director and
/s/ MAURIZIO VECCHIONE *                      Executive Vice President                June 16, 1997
-------------------------------------
      Maurizio Vecchione


/s/ ANDREA VECCHIONE *                                 Director                       June 16, 1997
-------------------------------------
     Andrea Vecchione


/s/ F. STEPHEN WYLE *                                 Director                        June 16, 1997
-------------------------------------
       F. Stephen Wyle


/s/ PETER FRANK *                                     Director                        June 16, 1997
-------------------------------------
         Peter Frank



*By: /s/ JOYCE FREEDMAN
    ----------------------------------
    Joyce Freedman, President



                                 EXHIBIT INDEX

                                                                SEQUENTIALLY
                                                                  NUMBERED
NUMBER                          DESCRIPTION                         PAGE
------                          -----------                     ------------
 5.1    Opinion of Coudert Brothers                                 23
23.1    Consent of Singer Lewak Greenbaum & Goldstein LLP           25
23.2    Consent of Coudert Brothers (included in Exhibit 5.1)
24.1    Power of Attorney (see page II-4 of the initial filing
        of this Registration Statement)

                                  EXHIBIT INDEX

                                                                             Sequentially
                                                                              Numbered
Number                                  Description                             Page
                                                                            -------------
  5.1    Opinion of Coudert Brothers                                           23
 23.1    Consent of Singer Lewak Greenbaum & Goldstein LLP                     25
 23.2    Consent of Coudert Brothers (included in Exhibit 5.1)
 24.1    Power of Attorney (see page II-4 of the initial filing of this
         Registration Statement)


                                      II-5